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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Section 240.14a-12

                                 PULITZER INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
--------------------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) APRIL 19, 2005

                                  PULITZER INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                       1-9329                 43-1819711
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)

900 NORTH TUCKER BOULEVARD, ST. LOUIS, MISSOURI                  63101
   (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:  (314) 340-8000

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 19, 2005, Pulitzer Inc. (the "Company") issued a press release announcing its consolidated financial results for the first quarter ended March 27, 2005. On April 19, 2005, the Company also issued a press release announcing the Company's statistical report for the third-period and 13 weeks ended March 27, 2005. Copies of these press releases are furnished as exhibits to this Form 8-K.

The information in this Current Report, including the press releases attached hereto, are being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

          (c)    Exhibits

          99.1 Pulitzer Inc. First-Quarter 2005 Earnings Release dated April 19, 2005

          99.2   Pulitzer Inc. Statistical Report Press Release dated
                 April 19, 2005

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PULITZER INC.

Date: April 19, 2005                    By:  /s/  Alan G. Silverglat
                                             -----------------------------------
                                             Alan G. Silverglat
                                             Senior Vice President-Finance

                                  Exhibit Index

Exhibit
Number         Description
------         -----------
99.1           Pulitzer Inc. First-Quarter 2005 Earnings Release dated
               April 19, 2005

99.2           Pulitzer Inc. Statistical Report Press Release dated April 19, 2005